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                       Supplement Dated December 15, 1997
         to the Statement of Additional Information Dated May 19, 1997
                                      For
                               SCHWAB INVESTMENTS

This Statement of Additional Information (SAI) no longer contains information on the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund. These Funds have been renamed the Schwab Short-Term Bond Market Index Fund and the Schwab Total Bond Market Index Fund, respectively, and their complete SAI, dated November 1, 1997, may be obtained by calling 1-800-435-4000. (TDD users please dial 1-800-345-2550.)

Additionally, this SAI no longer contains information on the Schwab Short/Intermediate Tax Free Bond Fund, the Schwab Long-Term Tax Free Bond Fund, the Schwab California Short/Intermediate Tax Free Bond Fund, and the Schwab California Long-Term Tax Free Bond Fund. Their complete SAI, dated December 15, 1997, may be obtained by calling the number(s) above.